SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 5, 2005 (May 4, 2005)

Exact name of Registrant as specified in its charter:	Central Parking Corporation

State or other jurisdiction of incorporation:	Tennessee

Commission File Number:	001-13950

IRS Employer Identification Number:	62-1052916

Address of principal executive offices:	2401 21st Avenue South
Suite 200
Nashville, TN 37212

Registrant’s telephone number, including area code:	(615) 297-4255

Former name or former address, if changed since last report:	Not applicable

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS
SIGNATURES
EX-99.1 PRESS RELEASE

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

     On May 4, 2005, the Company issued the press release attached hereto as Exhibit 99.1. The press release announces the Fiscal Second Quarter Results.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

Number	Exhibit

99.1	News Release dated May 4, 2005.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Central Parking Corporation
/s/ Jeff Heavrin
Date: May 5, 2005	By: Jeff Heavrin
Vice President